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                                                                      Exhibit 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our reports dated October 24, 1996, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File
Nos. 2-82001 and 33-32826.






                                                      ARTHUR ANDERSEN LLP








Cleveland, Ohio,
December 18, 1996.